EXHIBIT 99.1

                                EQUITY ONE 2004-4
                           PRELIMINARY STATIFICATIONS
                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither [Underwriter] nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703)469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Equity One 2004-4 Preliminary Collateral Summary

                                                      Preliminary
                                                      2004-4 Tape
                                                      -----------

Number of Loans                                         3,675
% Fixed Rate Fully Amortizing Loans                    75.58%
% Adjustable Rate Fully Amortizing Loans               23.44%
% Fixed Rate Balloon Loans                              0.98%
Principal Balance                             $614,340,934.48
  Minimum                                          $24,966.27
  Maximum                                         $750,000.00
  Average                                         $167,167.60
Mortgage Rate
  Minimum                                              4.300%
  Maximum                                             10.630%
  Weighted Average                                     6.621%
Remaining Term
  Minimum                                                  57
  Maximum                                                 360
  Weighted Average                                        346
Original LTV Ratio
  Minimum                                               9.71%
  Maximum                                             100.00%
  Weighted Average                                     81.44%
FICO Score
  Minimum                                                 525
  Maximum                                                 809
  Weighted Average                                        652
% First Lien                                          100.00%
% Single Family                                        86.24%
% Full Documentation                                   76.91%
Occupancy Type
  Owner Occupied                                       94.22%
  Non-Owner Occupied                                    5.78%
Loan Purpose
  Cashout                                              74.42%
  Rate/Term Refinance                                  11.21%
  Purchase                                             14.37%
Credit Grade
  A                                                    87.42%
  B                                                     7.73%
  C                                                     4.85%
Geographic Concentration (Top 3 States)
                                                       22.19%CA
                                                        7.82%NY
                                                        6.71%IL
% of Loans with Prepayment Penalties                   84.51%

                  Equity One 2004-4 Preliminary Stratifications
                            Friedman Billings Ramsey
                                   All records
                              Balance: 614,340,934
                                  3,675 records

1.   Rate Type

                                                                                            % of
                                                                    Principal               Principal
  Rate Type                                         Count           Balance                 Balance
  Adjustable                                        839             144,019,367.62          23.44
  Fixed                                             2,836           470,321,566.86          76.56
  Total:                                            3,675           614,340,934.48          100


2.   Amortization Type

                                                                                            % of
                                                                    Principal               Principal
  Amortization Type                                 Count           Balance                 Balance
  Balloon                                           25              6,039,501.21            0.98
  Fully Amortizing                                  3,650           608,301,433.27          99.02
  Total:                                            3,675           614,340,934.48          100


3.   Loan Type

                                                                                            % of
                                                                    Principal               Principal
  Loan Type                                         Count           Balance                 Balance
  ARM 2/28                                          707             120,729,373.24          19.65
  ARM 3/27                                          132             23,289,994.38           3.79
  Balloon 5 yr                                      8               1,711,136.23            0.28
  Balloon 10 yr                                     13              3,243,334.34            0.53
  Balloon 15 yr                                     4               1,085,030.64            0.18
  Fixed 10 yr                                       6               577,321.81              0.09
  Fixed 15 yr                                       152             17,601,227.78           2.87
  Fixed 20 yr                                       162             21,902,582.50           3.57
  Fixed 25 yr                                       12              1,949,736.49            0.32
  Fixed 27 yr                                       1               117,673.11              0.02
  Fixed 28 yr                                       1               194,692.13              0.03
  Fixed 30 yr                                       2,477           421,938,831.83          68.68
  Total:                                            3,675           614,340,934.48          100

4.   Lien Position

                                                                                            % of
                                                                    Principal               Principal
  Lien Position                                     Count           Balance                 Balance
  1                                                 3,675           614,340,934.48          100
  Total:                                            3,675           614,340,934.48          100


5.   Principal Balance ($)

                                                                                            % of
                                                                    Principal               Principal
  Principal Balance ($)                             Count           Balance                 Balance
  0.01 - 25,000.00                                  1               24,966.27               0
  25,000.01 - 50,000.00                             73              3,170,274.15            0.52
  50,000.01 - 75,000.00                             356             22,650,884.87           3.69
  75,000.01 - 100,000.00                            504             44,425,250.26           7.23
  100,000.01 - 125,000.00                           505             57,012,103.05           9.28
  125,000.01 - 150,000.00                           521             71,314,470.90           11.61
  150,000.01 - 175,000.00                           347             56,382,953.83           9.18
  175,000.01 - 200,000.00                           327             61,315,046.29           9.98
  200,000.01 - 225,000.00                           248             52,760,000.29           8.59
  225,000.01 - 250,000.00                           188             44,649,748.92           7.27
  250,000.01 - 275,000.00                           131             34,448,184.71           5.61
  275,000.01 - 300,000.00                           130             37,483,673.84           6.1
  300,000.01 - 325,000.00                           102             31,787,752.15           5.17
  325,000.01 - 350,000.00                           58              19,553,835.93           3.18
  350,000.01 - 375,000.00                           47              16,972,178.12           2.76
  375,000.01 - 400,000.00                           43              16,683,133.56           2.72
  400,000.01 - 425,000.00                           23              9,477,931.80            1.54
  425,000.01 - 450,000.00                           24              10,478,427.27           1.71
  450,000.01 - 475,000.00                           15              6,965,799.44            1.13
  475,000.01 - 500,000.00                           19              9,299,441.01            1.51
  500,000.01 - 525,000.00                           3               1,567,336.66            0.26
  525,000.01 - 550,000.00                           3               1,609,935.83            0.26
  550,000.01 - 575,000.00                           3               1,693,935.57            0.28
  575,000.01 - 600,000.00                           1               598,226.38              0.1
  600,000.01 - 625,000.00                           1               603,985.23              0.1
  650,000.01 - 675,000.00                           1               661,458.15              0.11
  725,000.01 - 750,000.00                           1               750,000.00              0.12
  Total:                                            3,675           614,340,934.48          100
  Min: $24,966.27
  Max: $750,000.00
  Average: $167,167.60

6.   Current Mortgage Rate (%)

                                                                                            % of
                                                                    Principal               Principal
  Current Mortgage Rate (%)                         Count           Balance                 Balance
  4.001 - 4.500                                     9               1,547,996.89            0.25
  4.501 - 5.000                                     49              10,742,824.19           1.75
  5.001 - 5.500                                     139             28,117,061.36           4.58
  5.501 - 6.000                                     590             124,651,979.57          20.29
  6.001 - 6.500                                     703             129,697,560.93          21.11
  6.501 - 7.000                                     1,014           163,908,673.24          26.68
  7.001 - 7.500                                     521             74,064,304.68           12.06
  7.501 - 8.000                                     414             57,552,962.27           9.37
  8.001 - 8.500                                     119             12,636,722.87           2.06
  8.501 - 9.000                                     87              9,095,143.21            1.48
  9.001 - 9.500                                     15              1,412,618.83            0.23
  9.501 - 10.000                                    12              754,993.76              0.12
  10.001 - 10.500                                   2               106,030.27              0.02
  10.501 - 11.000                                   1               52,062.41               0.01
  Total:                                            3,675           614,340,934.48          100
  Min: 4.300
  Max: 10.630
  Weighted Average: 6.621


7.   Original LTV (%)

                                                                                            % of
                                                                    Principal               Principal
  Original LTV (%)                                  Count           Balance                 Balance
  5.01 - 10.00                                      1               49,907.92               0.01
  10.01 - 15.00                                     3               190,463.62              0.03
  15.01 - 20.00                                     6               658,680.01              0.11
  20.01 - 25.00                                     8               770,596.76              0.13
  25.01 - 30.00                                     6               501,939.30              0.08
  30.01 - 35.00                                     18              1,985,047.43            0.32
  35.01 - 40.00                                     22              3,064,664.32            0.5
  40.01 - 45.00                                     22              2,676,452.47            0.44
  45.01 - 50.00                                     53              8,414,046.87            1.37


  50.01 - 55.00                                     60              9,472,756.35            1.54
  55.01 - 60.00                                     80              13,443,817.46           2.19
  60.01 - 65.00                                     146             25,663,544.23           4.18
  65.01 - 70.00                                     193             33,852,163.24           5.51
  70.01 - 75.00                                     262             46,406,444.94           7.55
  75.01 - 80.00                                     851             151,277,538.79          24.62
  80.01 - 85.00                                     478             83,032,457.11           13.52
  85.01 - 90.00                                     664             110,911,020.05          18.05
  90.01 - 95.00                                     340             51,037,673.91           8.31
  95.01 - 100.00                                    462             70,931,719.70           11.55
  Total:                                            3,675           614,340,934.48          100
  Min: 9.71
  Max: 100.00
  Weighted Average: 81.44


8.   Credit Score

                                                                                            % of
                                                                    Principal               Principal
  Credit Score                                      Count           Balance                 Balance
  501 - 525                                         1               189,600.00              0.03
  526 - 550                                         110             14,307,111.30           2.33
  551 - 575                                         161             21,496,489.53           3.5
  576 - 600                                         374             56,857,222.06           9.25
  601 - 625                                         599             95,721,466.54           15.58
  626 - 650                                         784             128,643,715.41          20.94
  651 - 675                                         649             112,524,434.20          18.32
  676 - 700                                         454             83,175,825.48           13.54
  701 - 725                                         230             42,065,504.55           6.85
  726 - 750                                         149             25,365,781.37           4.13
  751 - 775                                         102             19,637,775.90           3.2
  776 - 800                                         53              11,946,410.54           1.94
  801 - 825                                         9               2,409,597.60            0.39
  Total:                                            3,675           614,340,934.48          100
  Min: 525
  Max: 809
  Weighted Average: 652

9.   Remaining Term to Maturity (Months)

                                                                                            % of
  Remaining Term to Maturity                                        Principal               Principal
  (Months)                                          Count           Balance                 Balance
  49 - 60                                           8               1,711,136.23            0.28
  109 - 120                                         19              3,820,656.15            0.62
  157 - 168                                         1               133,571.00              0.02
  169 - 180                                         155             18,552,687.42           3.02
  217 - 228                                         1               154,487.75              0.03
  229 - 240                                         161             21,748,094.75           3.54
  289 - 300                                         13              2,069,628.83            0.34
  313 - 324                                         1               117,673.11              0.02
  325 - 336                                         4               578,975.57              0.09
  337 - 348                                         13              1,841,489.89            0.3
  349 - 360                                         3,299           563,612,533.78          91.74
  Total:                                            3,675           614,340,934.48          100
  Min: 57
  Max: 360
  Weighted Average: 346


10.  Seasoning (Months)

                                                                                            % of
                                                                    Principal               Principal
  Seasoning (Months)                                Count           Balance                 Balance
  0                                                 368             68,052,062.71           11.08
  12-Jan                                            3,291           544,007,336.98          88.55
  13 - 24                                           14              2,051,222.67            0.33
  25 - 36                                           2               230,312.12              0.04
  Total:                                            3,675           614,340,934.48          100
  Min: 0
  Max: 26
  Weighted Average: 2


11.  Documentation Type

                                                                                            % of
                                                                    Principal               Principal
  Documentation Type                                Count           Balance                 Balance
  Full Documentation                                2,936           472,493,082.76          76.91
  Stated Income                                     580             108,929,991.77          17.73
  Alt Documentation                                 80              16,478,190.90           2.68
  Lite Documentation                                78              16,326,156.19           2.66
  Paystub                                           1               113,512.86              0.02
  Total:                                            3,675           614,340,934.48          100

12.  Occupancy Type

                                                                                            % of
                                                                    Principal               Principal
  Occupancy Type                                    Count           Balance                 Balance
  Primary                                           3,442           578,827,896.52          94.22
  Non-Owner Occupied                                189             27,463,972.27           4.47
  Second Home                                       44              8,049,065.69            1.31
  Total:                                            3,675           614,340,934.48          100


13.  Loan Purpose

                                                                                            % of
                                                                    Principal               Principal
  Loan Purpose                                      Count           Balance                 Balance
  Cashout Refinance                                 2,694           457,212,494.02          74.42
  Purchase                                          529             88,259,776.57           14.37
  Rate/Term Refinance                               452             68,868,663.89           11.21
  Total:                                            3,675           614,340,934.48          100


14.  Property Type

                                                                                            % of
                                                                    Principal               Principal
  Property Type                                     Count           Balance                 Balance
  Single Family Detached                            3,224           529,793,073.42          86.24
  2-4 Family                                        212             41,860,795.46           6.81
  Condominium                                       178             30,306,586.03           4.93
  Multi-Family                                      36              8,714,115.34            1.42
  Townhouse                                         16              2,089,624.13            0.34
  Row Home                                          9               1,576,740.10            0.26
  Total:                                            3,675           614,340,934.48          100

15.  Loan Grade

                                                                                            % of
                                                                    Principal               Principal
  Loan Grade                                        Count           Balance                 Balance
  A                                                 3,137           537,047,783.37          87.42
  B                                                 310             47,497,921.89           7.73
  C                                                 228             29,795,229.22           4.85
  Total:                                            3,675           614,340,934.48          100


16.  Prepayment Penalty Term (Months)

                                                                                            % of
                                                                    Principal               Principal
  Prepayment Penalty Term (Months)                  Count           Balance                 Balance
  0                                                 636             95,157,510.26           15.49
  12                                                161             33,242,607.52           5.41
  24                                                437             75,972,850.74           12.37
  36                                                1,540           262,659,605.52          42.75
  48                                                19              3,501,106.42            0.57
  60                                                882             143,807,254.02          23.41
  Total:                                            3,675           614,340,934.48          100
  Loans with Penalty: 84.51


17.  Geographic Distribution

                                                                                            % of
                                                                    Principal               Principal
  Geographic Distribution                           Count           Balance                 Balance
  California                                        574             136,350,258.62          22.19
  New York                                          216             48,024,583.82           7.82
  Illinois                                          240             41,230,258.00           6.71
  Pennsylvania                                      234             30,062,177.25           4.89
  Florida                                           206             30,041,618.62           4.89
  Virginia                                          154             26,030,010.35           4.24
  New Jersey                                        123             25,524,470.09           4.15
  Ohio                                              200             25,250,250.96           4.11
  Maryland                                          143             24,405,615.46           3.97
  Connecticut                                       94              17,850,367.23           2.91
  Minnesota                                         86              17,423,115.26           2.84
  Michigan                                          143             17,414,964.88           2.83
  North Carolina                                    126             16,755,676.96           2.73
  Massachusetts                                     57              12,782,435.14           2.08
  Wisconsin                                         86              12,409,901.70           2.02
  Georgia                                           87              12,205,790.70           1.99
  Arizona                                           80              10,332,624.78           1.68
  Nevada                                            50              9,509,367.99            1.55
  Missouri                                          84              9,375,432.19            1.53


  Indiana                                           76              8,100,864.87            1.32
  Rhode Island                                      40              7,791,043.86            1.27
  Colorado                                          35              7,089,695.06            1.15
  Kansas                                            59              6,872,843.61            1.12
  South Carolina                                    59              6,622,047.69            1.08
  Tennessee                                         64              6,607,918.80            1.08
  Washington                                        34              6,477,957.85            1.05
  Oregon                                            37              5,603,767.68            0.91
  South Dakota                                      51              5,373,658.38            0.87
  New Mexico                                        40              5,098,036.96            0.83
  Kentucky                                          34              3,606,294.03            0.59
  Delaware                                          21              3,242,054.28            0.53
  New Hampshire                                     16              3,014,777.31            0.49
  Texas                                             25              2,757,966.50            0.45
  Utah                                              15              2,258,789.59            0.37
  Montana                                           14              2,121,647.15            0.35
  Idaho                                             13              2,041,843.32            0.33
  Maine                                             11              1,769,208.02            0.29
  Oklahoma                                          15              1,457,061.74            0.24
  Iowa                                              13              1,171,052.86            0.19
  North Dakota                                      7               1,058,291.19            0.17
  Nebraska                                          10              1,020,848.19            0.17
  Wyoming                                           2               129,348.16              0.02
  Vermont                                           1               74,997.38               0.01
  Total:                                            3,675           614,340,934.48          100
  Top Zip Code: 8260(0.62%)
  Number of States: 43


18.  ARM Loan Type

                                                                                            % of
                                                                    Principal               Principal
  ARM Loan Type                                     Count           Balance                 Balance
  ARM 2/28                                          707             120,729,373.24          83.83
  ARM 3/27                                          132             23,289,994.38           16.17
  Total:                                            839             144,019,367.62          100

19.  Margin (%) - (ARM Only)

                                                                                            % of
                                                                    Principal               Principal
  Margin (%) - (ARM Only)                           Count           Balance                 Balance
  4.501 - 5.000                                     9               2,021,746.65            1.4
  5.001 - 5.500                                     26              5,736,948.36            3.98
  5.501 - 6.000                                     64              13,351,190.66           9.27
  6.001 - 6.500                                     496             83,123,600.51           57.72
  6.501 - 7.000                                     94              15,493,557.72           10.76
  7.001 - 7.500                                     76              13,235,462.42           9.19
  7.501 - 8.000                                     53              8,153,444.88            5.66
  8.001 - 8.500                                     12              1,643,588.96            1.14
  8.501 - 9.000                                     7               1,063,099.01            0.74
  9.001 - 9.500                                     1               101,265.70              0.07
  9.501 - 10.000                                    1               95,462.75               0.07
  Total:                                            839             144,019,367.62          100
  Min: 4.600
  Max: 10.000
  Weighted Average: 6.580


20.  Maximum Mortgage Rate (%) (ARM Only)

                                                                                            % of
  Maximum Mortgage Rate (%)                                         Principal               Principal
  (ARM Only)                                        Count           Balance                 Balance
  10.001 - 10.500                                   1               245,121.23              0.17
  10.501 - 11.000                                   6               1,696,591.62            1.18
  11.001 - 11.500                                   27              6,545,331.26            4.54
  11.501 - 12.000                                   87              18,190,127.10           12.63
  12.001 - 12.500                                   144             27,430,861.28           19.05
  12.501 - 13.000                                   195             32,372,177.54           22.48
  13.001 - 13.500                                   136             20,832,175.80           14.46
  13.501 - 14.000                                   120             18,554,037.27           12.88
  14.001 - 14.500                                   43              5,269,727.42            3.66
  14.501 - 15.000                                   36              4,497,337.82            3.12
  15.001 - 15.500                                   10              1,401,903.05            0.97
  15.501 - 16.000                                   11              1,582,291.50            1.1
  16.001 - 16.500                                   8               2,290,329.45            1.59
  16.501 - 17.000                                   9               1,698,882.85            1.18
  17.001 - 17.500                                   1               299,777.36              0.21
  17.501 - 18.000                                   4               815,695.07              0.57
  18.501 - 19.000                                   1               297,000.00              0.21
  Total:                                            839             144,019,367.62          100
  Min: 10.430
  Max: 18.990
  Weighted Average: 13.010

21.  Minimum Mortgage Rate (%) (ARM Only)

                                                                                            % of
  Minimum Mortgage Rate (%)                                         Principal               Principal
  (ARM Only)                                        Count           Balance                 Balance
  4.001 - 4.500                                     1               245,121.23              0.17
  4.501 - 5.000                                     8               1,673,918.30            1.16
  5.001 - 5.500                                     26              6,225,134.93            4.32
  5.501 - 6.000                                     90              18,788,992.49           13.05
  6.001 - 6.500                                     165             32,197,732.42           22.36
  6.501 - 7.000                                     207             34,456,842.19           23.93
  7.001 - 7.500                                     150             23,981,106.41           16.65
  7.501 - 8.000                                     116             17,834,648.87           12.38
  8.001 - 8.500                                     37              4,495,903.74            3.12
  8.501 - 9.000                                     31              3,553,240.92            2.47
  9.001 - 9.500                                     5               392,956.18              0.27
  9.501 - 10.000                                    3               173,769.94              0.12
  Total:                                            839             144,019,367.62          100
  Min: 4.430
  Max: 9.990
  Weighted Average: 6.780


22.  Initial Rate Cap (%) (ARM Only)

                                                                                            % of
  Initial Rate Cap (%)                                              Principal               Principal
  (ARM Only)                                        Count           Balance                 Balance
  1                                                 1               68,000.00               0.05
  1.5                                               3               838,161.52              0.58
  2                                                 2               306,023.53              0.21
  3                                                 833             142,807,182.57          99.16
  Total:                                            839             144,019,367.62          100
  Min: 1.000
  Max: 3.000
  Weighted Average: 2.988

23.  Subsequent Rate Cap (%) (ARM Only)

                                                                                            % of
  Subsequent Rate Cap (%)                                           Principal               Principal
  (ARM Only)                                        Count           Balance                 Balance
  1                                                 410             73,931,296.29           51.33
  1.3                                               2               295,800.00              0.21
  1.5                                               425             69,395,685.75           48.18
  2                                                 1               78,223.53               0.05
  3                                                 1               318,362.05              0.22
  Total:                                            839             144,019,367.62          100
  Min: 1.000
  Max: 3.000
  Weighted Average: 1.247


24.  Months to Next Interest Adjustment (ARM Only)

                                                                                                                  % of
  Months to Next Interest Adjustment                                              Principal                    Principal
  (ARM Only)                                             Count                     Balance                      Balance
  1 - 12                                                           9                          1,190,595.25                0.83
  13 - 24                                                        699                        119,617,001.52               83.06
  25 - 36                                                        131                         23,211,770.85               16.12
  Total:                                                         839                        144,019,367.62              100.00
  Min: 2
  Max: 36
  Weighted Average: 24


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                Equity One 2004-4 Preliminary Collateral Summary
                                   Fixed Loans

                                                            Preliminary
                                                            2004-4 Tape
                                                            -----------

Number of Loans                                                   2,836
% Fixed Rate Fully Amortizing Loans                              98.72%
% Adjustable Rate Fully Amortizing Loans                          0.00%
% Fixed Rate Balloon Loans                                        1.28%
Principal Balance                                       $470,321,566.86
  Minimum                                                    $24,966.27
  Maximum                                                   $571,908.14
  Average                                                   $165,839.76
Mortgage Rate
  Minimum                                                        4.300%
  Maximum                                                       10.630%
  Weighted Average                                               6.588%
Remaining Term
  Minimum                                                            57
  Maximum                                                           360
  Weighted Average                                                  342
Original LTV Ratio
  Minimum                                                         9.71%
  Maximum                                                       100.00%
  Weighted Average                                               80.14%
FICO Score
  Minimum                                                           526
  Maximum                                                           809
  Weighted Average                                                  657
% First Lien                                                    100.00%
% Single Family                                                  88.12%
% Full Documentation                                             77.05%
Occupancy Type
  Owner Occupied                                                 95.67%
  Non-Owner Occupied                                              4.32%
Loan Purpose
  Cashout                                                        78.56%
  Rate/Term Refinance                                            10.83%
  Purchase                                                       10.61%
Credit Grade
  A                                                              88.79%
  B                                                               7.31%
  C                                                               3.90%
Geographic Concentration (Top 3 States)
                                                                 25.08%CA
                                                                  8.24%NY
                                                                  5.73%PA
% of Loans with Prepayment Penalties                             88.94%

                  Equity One 2004-4 Preliminary Stratifications
                            Friedman Billings Ramsey
                                      Fixed
                              Balance: 470,321,567
                                  2,836 records

1.   Rate Type

                                                                                            % of
                                                                   Principal                Principal
  Rate Type                                        Count           Balance                  Balance
  Fixed                                            2,836           470,321,566.86           100.00
  Total:                                           2,836           470,321,566.86           100.00


2.   Amortization Type

                                                                                            % of
                                                                   Principal                Principal
  Amortization Type                                Count           Balance                  Balance
  Balloon                                          25              6,039,501.21             1.28
  Fully Amortizing                                 2,811           464,282,065.65           98.72
  Total:                                           2,836           470,321,566.86           100.00


3.   Loan Type

                                                                                            % of
                                                                   Principal                Principal
  Loan Type                                        Count           Balance                  Balance
  Balloon 5 yr                                     8               1,711,136.23             0.36
  Balloon 10 yr                                    13              3,243,334.34             0.69
  Balloon 15 yr                                    4               1,085,030.64             0.23
  Fixed 10 yr                                      6               577,321.81               0.12
  Fixed 15 yr                                      152             17,601,227.78            3.74
  Fixed 20 yr                                      162             21,902,582.50            4.66
  Fixed 25 yr                                      12              1,949,736.49             0.41
  Fixed 27 yr                                      1               117,673.11               0.03
  Fixed 28 yr                                      1               194,692.13               0.04
  Fixed 30 yr                                      2,477           421,938,831.83           89.71
  Total:                                           2,836           470,321,566.86           100.00

4.   Lien Position

                                                                                            % of
                                                                   Principal                Principal
  Lien Position                                    Count           Balance                  Balance
  1                                                2,836           470,321,566.86           100.00
  Total:                                           2,836           470,321,566.86           100.00


5.   Principal Balance ($)

                                                                                            % of
                                                                   Principal                Principal
  Principal Balance ($)                            Count           Balance                  Balance
  0.01 - 25,000.00                                 1               24,966.27                0.01
  25,000.01 - 50,000.00                            45              1,990,780.45             0.42
  50,000.01 - 75,000.00                            293             18,683,591.54            3.97
  75,000.01 - 100,000.00                           391             34,367,054.15            7.31
  100,000.01 - 125,000.00                          399             44,961,818.11            9.56
  125,000.01 - 150,000.00                          404             55,259,667.50            11.75
  150,000.01 - 175,000.00                          260             42,300,324.27            8.99
  175,000.01 - 200,000.00                          257             48,187,311.80            10.25
  200,000.01 - 225,000.00                          189             40,198,725.15            8.55
  225,000.01 - 250,000.00                          137             32,613,606.03            6.93
  250,000.01 - 275,000.00                          101             26,571,998.65            5.65
  275,000.01 - 300,000.00                          96              27,669,548.13            5.88
  300,000.01 - 325,000.00                          76              23,697,776.58            5.04
  325,000.01 - 350,000.00                          47              15,842,208.37            3.37
  350,000.01 - 375,000.00                          37              13,365,739.08            2.84
  375,000.01 - 400,000.00                          35              13,565,190.88            2.88
  400,000.01 - 425,000.00                          17              7,038,790.92             1.50
  425,000.01 - 450,000.00                          18              7,833,657.33             1.67
  450,000.01 - 475,000.00                          13              6,050,023.45             1.29
  475,000.01 - 500,000.00                          14              6,864,154.56             1.46
  500,000.01 - 525,000.00                          2               1,042,706.45             0.22
  525,000.01 - 550,000.00                          2               1,061,954.51             0.23
  550,000.01 - 575,000.00                          2               1,129,972.68             0.24
  Total:                                           2,836           470,321,566.86           100.00
  Min: $24,966.27
  Max: $571,908.14
  Average: $165,839.76

6.   Current Mortgage Rate (%)

                                                                                            % of
                                                                   Principal                Principal
  Current Mortgage Rate (%)                        Count           Balance                  Balance
  4.001 - 4.500                                    8               1,302,875.66             0.28
  4.501 - 5.000                                    42              9,231,305.89             1.96
  5.001 - 5.500                                    111             21,650,591.25            4.60
  5.501 - 6.000                                    491             104,075,561.92           22.13
  6.001 - 6.500                                    528             95,520,529.39            20.31
  6.501 - 7.000                                    795             127,064,638.61           27.02
  7.001 - 7.500                                    396             55,404,817.70            11.78
  7.501 - 8.000                                    300             39,789,832.39            8.46
  8.001 - 8.500                                    85              8,597,232.15             1.83
  8.501 - 9.000                                    59              6,077,291.34             1.29
  9.001 - 9.500                                    9               867,574.06               0.18
  9.501 - 10.000                                   9               581,223.82               0.12
  10.001 - 10.500                                  2               106,030.27               0.02
  10.501 - 11.000                                  1               52,062.41                0.01
  Total:                                           2,836           470,321,566.86           100.00
  Min: 4.300
  Max: 10.630
  Weighted Average: 6.588


7.   Original LTV (%)

                                                                                            % of
                                                                   Principal                Principal
  Original LTV (%)                                 Count           Balance                  Balance
  5.01 - 10.00                                     1               49,907.92                0.01
  10.01 - 15.00                                    3               190,463.62               0.04
  15.01 - 20.00                                    6               658,680.01               0.14
  20.01 - 25.00                                    7               705,643.76               0.15
  25.01 - 30.00                                    4               337,544.19               0.07
  30.01 - 35.00                                    18              1,985,047.43             0.42
  35.01 - 40.00                                    19              2,766,964.53             0.59
  40.01 - 45.00                                    21              2,546,594.49             0.54
  45.01 - 50.00                                    48              7,407,691.05             1.58
  50.01 - 55.00                                    55              8,913,826.34             1.90
  55.01 - 60.00                                    70              11,817,428.03            2.51
  60.01 - 65.00                                    132             23,532,270.98            5.00
  65.01 - 70.00                                    168             29,783,089.47            6.33
  70.01 - 75.00                                    216             38,342,425.05            8.15
  75.01 - 80.00                                    676             121,458,804.18           25.82
  80.01 - 85.00                                    366             62,218,452.11            13.23
  85.01 - 90.00                                    461             74,897,643.19            15.92
  90.01 - 95.00                                    258             37,346,560.50            7.94
  95.01 - 100.00                                   307             45,362,530.01            9.65
  Total:                                           2,836           470,321,566.86           100.00
  Min: 9.71
  Max: 100.00
  Weighted Average: 80.14

8.   Credit Score

                                                                                            % of
                                                                   Principal                Principal
  Credit Score                                     Count           Balance                  Balance
  526 - 550                                        77              9,940,985.05             2.11
  551 - 575                                        99              12,213,969.64            2.60
  576 - 600                                        258             37,852,548.34            8.05
  601 - 625                                        459             70,533,588.38            15.00
  626 - 650                                        604             96,102,907.83            20.43
  651 - 675                                        510             89,624,069.70            19.06
  676 - 700                                        365             66,708,053.23            14.18
  701 - 725                                        192             35,679,811.37            7.59
  726 - 750                                        125             20,754,726.36            4.41
  751 - 775                                        90              17,177,902.97            3.65
  776 - 800                                        49              11,553,037.80            2.46
  801 - 825                                        8               2,179,966.19             0.46
  Total:                                           2,836           470,321,566.86           100.00
  Min: 526
  Max: 809
  Weighted Average: 657


9.   Remaining Term to Maturity (Months)

                                                                                            % of
  Remaining Term to Maturity                                       Principal                Principal
  (Months)                                         Count           Balance                  Balance
  49 - 60                                          8               1,711,136.23             0.36
  109 - 120                                        19              3,820,656.15             0.81
  157 - 168                                        1               133,571.00               0.03
  169 - 180                                        155             18,552,687.42            3.94
  217 - 228                                        1               154,487.75               0.03
  229 - 240                                        161             21,748,094.75            4.62
  289 - 300                                        12              1,949,736.49             0.41
  313 - 324                                        1               117,673.11               0.03
  325 - 336                                        2               348,663.45               0.07
  337 - 348                                        6               881,206.76               0.19
  349 - 360                                        2,470           420,903,653.75           89.49
  Total:                                           2,836           470,321,566.86           100.00
  Min: 57
  Max: 360
  Weighted Average: 342

10.  Seasoning (Months)

                                                                                            % of
                                                                   Principal                Principal
  Seasoning (Months)                               Count           Balance                  Balance
  0                                                309             56,867,522.87            12.09
  1 - 12                                           2,518           412,130,807.16           87.63
  13 - 24                                          9               1,323,236.83             0.28
  Total:                                           2,836           470,321,566.86           100.00
  Min: 0
  Max: 24
  Weighted Average: 2


11.  Documentation Type

                                                                                            % of
                                                                   Principal                Principal
  Documentation Type                               Count           Balance                  Balance
  Full Documentation                               2,274           362,405,449.78           77.05
  Stated Income                                    450             85,755,852.81            18.23
  Lite Documentation                               64              12,742,089.81            2.71
  Alt Documentation                                47              9,304,661.60             1.98
  Paystub                                          1               113,512.86               0.02
  Total:                                           2,836           470,321,566.86           100.00


12.  Occupancy Type

                                                                                            % of
                                                                   Principal                Principal
  Occupancy Type                                   Count           Balance                  Balance
  Primary                                          2,691           449,968,594.02           95.67
  Non-Owner Occupied                               124             17,046,112.80            3.62
  Second Home                                      21              3,306,860.04             0.70
  Total:                                           2,836           470,321,566.86           100.00

13.  Loan Purpose

                                                                                            % of
                                                                   Principal                Principal
  Loan Purpose                                     Count           Balance                  Balance
  Cashout Refinance                                2,193           369,473,057.57           78.56
  Rate/Term Refinance                              341             50,957,851.34            10.83
  Purchase                                         302             49,890,657.95            10.61
  Total:                                           2,836           470,321,566.86           100.00


14.  Property Type

                                                                                            % of
                                                                   Principal                Principal
  Property Type                                    Count           Balance                  Balance
  Single Family Detached                           2,529           414,465,284.98           88.12
  2-4 Family                                       156             30,030,451.26            6.39
  Condominium                                      110             18,438,568.98            3.92
  Multi-Family                                     22              4,933,584.43             1.05
  Townhouse                                        11              1,285,254.31             0.27
  Row Home                                         8               1,168,422.90             0.25
  Total:                                           2,836           470,321,566.86           100.00


15.  Loan Grade

                                                                                            % of
                                                                   Principal                Principal
  Loan Grade                                       Count           Balance                  Balance
  A                                                2,461           417,616,239.08           88.79
  B                                                229             34,372,742.11            7.31
  C                                                146             18,332,585.67            3.90
  Total:                                           2,836           470,321,566.86           100.00

16.  Prepayment Penalty Term (Months)

                                                                                            % of
                                                                   Principal                Principal
  Prepayment Penalty Term (Months)                 Count           Balance                  Balance
  0                                                388             52,027,888.87            11.06
  12                                               125             25,448,614.97            5.41
  24                                               55              9,830,802.80             2.09
  36                                               1,386           238,702,313.64           50.75
  48                                               19              3,501,106.42             0.74
  60                                               863             140,810,840.16           29.94
  Total:                                           2,836           470,321,566.86           100.00
  Loans with Penalty: 88.94


17.  Geographic Distribution

                                                                                            % of
                                                                   Principal                Principal
  Geographic Distribution                          Count           Balance                  Balance
  California                                       496             117,953,129.94           25.08
  New York                                         182             38,734,481.47            8.24
  Pennsylvania                                     201             26,941,124.11            5.73
  Florida                                          184             26,004,133.12            5.53
  Illinois                                         149             24,365,302.49            5.18
  Virginia                                         135             22,489,395.81            4.78
  Maryland                                         121             20,702,946.13            4.40
  Ohio                                             155             19,379,537.02            4.12
  Connecticut                                      80              14,835,992.72            3.15
  Minnesota                                        64              13,633,926.46            2.90
  New Jersey                                       65              12,217,909.84            2.60
  North Carolina                                   81              9,819,319.03             2.09
  Massachusetts                                    46              9,379,855.37             1.99
  Georgia                                          69              9,271,760.55             1.97
  Michigan                                         71              7,506,645.86             1.60
  Nevada                                           40              7,168,280.52             1.52
  Arizona                                          54              7,128,595.01             1.52
  Missouri                                         64              6,901,044.16             1.47
  Rhode Island                                     32              5,997,556.10             1.28
  Tennessee                                        55              5,683,125.20             1.21
  Indiana                                          56              5,665,089.96             1.20
  Kansas                                           46              5,400,091.28             1.15
  South Carolina                                   48              5,354,710.06             1.14
  Washington                                       27              5,168,785.13             1.10
  Oregon                                           33              4,970,930.24             1.06
  Colorado                                         25              4,840,260.90             1.03
  New Mexico                                       36              4,661,730.29             0.99
  Wisconsin                                        32              4,362,733.68             0.93
  Kentucky                                         30              3,218,679.16             0.68
  Texas                                            25              2,757,966.50             0.59
  New Hampshire                                    14              2,561,271.29             0.54
  Delaware                                         17              2,525,318.83             0.54
  South Dakota                                     23              2,471,650.14             0.53
  Utah                                             14              2,126,903.24             0.45
  Maine                                            10              1,544,790.21             0.33
  Montana                                          9               1,465,353.15             0.31
  Oklahoma                                         14              1,342,405.62             0.29
  Idaho                                            8               1,311,269.83             0.28
  Iowa                                             12              1,053,350.55             0.22
  Nebraska                                         9               932,913.37               0.20
  North Dakota                                     2               316,421.19               0.07
  Wyoming                                          1               79,883.95                0.02
  Vermont                                          1               74,997.38                0.02
  Total:                                           2,836           470,321,566.86           100.00
  Top Zip Code: 92336(0.42%)
  Number of States: 43

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                Equity One 2004-4 Preliminary Collateral Summary
                                    ARM Loans

                                                              Preliminary
                                                              2004-4 Tape
                                                              -----------
Number of Loans                                                     839
% Fixed Rate Fully Amortizing Loans                               0.00%
% Adjustable Rate Fully Amortizing Loans                        100.00%
% Fixed Rate Balloon Loans                                        0.00%
Principal Balance                                       $144,019,367.62
       Minimum                                               $28,860.13
       Maximum                                              $750,000.00
       Average                                              $171,655.98
Mortgage Rate
       Minimum                                                   4.430%
       Maximum                                                   9.990%
       Weighted Average                                          6.730%
Remaining Term
       Minimum                                                      299
       Maximum                                                      360
       Weighted Average                                             358
Original LTV Ratio
       Minimum                                                   21.67%
       Maximum                                                  100.00%
       Weighted Average                                          85.71%
FICO Score
       Minimum                                                      525
       Maximum                                                      804
       Weighted Average                                             638
% First Lien                                                    100.00%
% Single Family                                                  80.08%
% Full Documentation                                             76.44%
Occupancy Type
       Owner Occupied                                            89.47%
       Non-Owner Occupied                                        10.52%
Loan Purpose
       Cashout                                                   60.92%
       Rate/Term Refinance                                       12.44%
       Purchase                                                  26.64%
Credit Grade
       A                                                         82.93%
       B                                                          9.11%
       C                                                          7.96%
Geographic Concentration (Top 3 States)
                                                                 12.77% CA
                                                                 11.71% IL
                                                                  9.24% NJ
% of Loans with Prepayment Penalties                             70.05%

                  Equity One 2004-4 Preliminary Stratifications
                            Friedman Billings Ramsey
                                      ARMs
                              Balance: 144,019,368
                                   839 records

1.   Rate Type

                                                                                                          % of
                                                                    Principal                             Principal
  Rate Type                                         Count           Balance                               Balance
  Adjustable                                        839             144,019,367.62                        100.00
  Total:                                            839             144,019,367.62                        100.00


2.   Amortization Type

                                                                                                          % of
                                                                    Principal                             Principal
  Amortization Type                                 Count           Balance                               Balance
  Fully Amortizing                                  839             144,019,367.62                        100.00
  Total:                                            839             144,019,367.62                        100.00


3.   Loan Type

                                                                                                          % of
                                                                    Principal                             Principal
  Loan Type                                         Count           Balance                               Balance
  ARM 2/28                                          707             120,729,373.24                        83.83
  ARM 3/27                                          132             23,289,994.38                         16.17
  Total:                                            839             144,019,367.62                        100.00


4.   Lien Position

                                                                                                          % of
                                                                    Principal                             Principal
  Lien Position                                     Count           Balance                               Balance
  1                                                 839             144,019,367.62                        100.00
  Total:                                            839             144,019,367.62                        100.00

5.   Principal Balance ($)

                                                                                                          % of
                                                                    Principal                             Principal
  Principal Balance ($)                             Count           Balance                               Balance
  25,000.01 - 50,000.00                             28              1,179,493.70                          0.82
  50,000.01 - 75,000.00                             63              3,967,293.33                          2.75
  75,000.01 - 100,000.00                            113             10,058,196.11                         6.98
  100,000.01 - 125,000.00                           106             12,050,284.94                         8.37
  125,000.01 - 150,000.00                           117             16,054,803.40                         11.15
  150,000.01 - 175,000.00                           87              14,082,629.56                         9.78
  175,000.01 - 200,000.00                           70              13,127,734.49                         9.12
  200,000.01 - 225,000.00                           59              12,561,275.14                         8.72
  225,000.01 - 250,000.00                           51              12,036,142.89                         8.36
  250,000.01 - 275,000.00                           30              7,876,186.06                          5.47
  275,000.01 - 300,000.00                           34              9,814,125.71                          6.81
  300,000.01 - 325,000.00                           26              8,089,975.57                          5.62
  325,000.01 - 350,000.00                           11              3,711,627.56                          2.58
  350,000.01 - 375,000.00                           10              3,606,439.04                          2.50
  375,000.01 - 400,000.00                           8               3,117,942.68                          2.16
  400,000.01 - 425,000.00                           6               2,439,140.88                          1.69
  425,000.01 - 450,000.00                           6               2,644,769.94                          1.84
  450,000.01 - 475,000.00                           2               915,775.99                            0.64
  475,000.01 - 500,000.00                           5               2,435,286.45                          1.69
  500,000.01 - 525,000.00                           1               524,630.21                            0.36
  525,000.01 - 550,000.00                           1               547,981.32                            0.38
  550,000.01 - 575,000.00                           1               563,962.89                            0.39
  575,000.01 - 600,000.00                           1               598,226.38                            0.42
  600,000.01 - 625,000.00                           1               603,985.23                            0.42
  650,000.01 - 675,000.00                           1               661,458.15                            0.46
  725,000.01 - 750,000.00                           1               750,000.00                            0.52
  Total:                                            839             144,019,367.62                        100.00
  Min: $28,860.13
  Max: $750,000.00
  Average: $171,655.98

6.   Current Mortgage Rate (%)

                                                                                                          % of
                                                                    Principal                             Principal
  Current Mortgage Rate (%)                         Count           Balance                               Balance
  4.001 - 4.500                                     1               245,121.23                            0.17
  4.501 - 5.000                                     7               1,511,518.30                          1.05
  5.001 - 5.500                                     28              6,466,470.11                          4.49
  5.501 - 6.000                                     99              20,576,417.65                         14.29
  6.001 - 6.500                                     175             34,177,031.54                         23.73
  6.501 - 7.000                                     219             36,844,034.63                         25.58
  7.001 - 7.500                                     125             18,659,486.98                         12.96
  7.501 - 8.000                                     114             17,763,129.88                         12.33
  8.001 - 8.500                                     34              4,039,490.72                          2.80
  8.501 - 9.000                                     28              3,017,851.87                          2.10
  9.001 - 9.500                                     6               545,044.77                            0.38
  9.501 - 10.000                                    3               173,769.94                            0.12
  Total:                                            839             144,019,367.62                        100.00
  Min: 4.430
  Max: 9.990
  Weighted Average: 6.730


7.   Original LTV (%)

                                                                                                          % of
                                                                    Principal                             Principal
  Original LTV (%)                                  Count           Balance                               Balance
  20.01 - 25.00                                     1               64,953.00                             0.05
  25.01 - 30.00                                     2               164,395.11                            0.11
  35.01 - 40.00                                     3               297,699.79                            0.21
  40.01 - 45.00                                     1               129,857.98                            0.09
  45.01 - 50.00                                     5               1,006,355.82                          0.70
  50.01 - 55.00                                     5               558,930.01                            0.39
  55.01 - 60.00                                     10              1,626,389.43                          1.13
  60.01 - 65.00                                     14              2,131,273.25                          1.48
  65.01 - 70.00                                     25              4,069,073.77                          2.83
  70.01 - 75.00                                     46              8,064,019.89                          5.60
  75.01 - 80.00                                     175             29,818,734.61                         20.70
  80.01 - 85.00                                     112             20,814,005.00                         14.45
  85.01 - 90.00                                     203             36,013,376.86                         25.01
  90.01 - 95.00                                     82              13,691,113.41                         9.51
  95.01 - 100.00                                    155             25,569,189.69                         17.75
  Total:                                            839             144,019,367.62                        100.00
  Min: 21.67
  Max: 100.00
  Weighted Average: 85.71

8.   Credit Score

                                                                                                          % of
                                                                    Principal                             Principal
  Credit Score                                      Count           Balance                               Balance
  501 - 525                                         1               189,600.00                            0.13
  526 - 550                                         33              4,366,126.25                          3.03
  551 - 575                                         62              9,282,519.89                          6.45
  576 - 600                                         116             19,004,673.72                         13.20
  601 - 625                                         140             25,187,878.16                         17.49
  626 - 650                                         180             32,540,807.58                         22.59
  651 - 675                                         139             22,900,364.50                         15.90
  676 - 700                                         89              16,467,772.25                         11.43
  701 - 725                                         38              6,385,693.18                          4.43
  726 - 750                                         24              4,611,055.01                          3.20
  751 - 775                                         12              2,459,872.93                          1.71
  776 - 800                                         4               393,372.74                            0.27
  801 - 825                                         1               229,631.41                            0.16
  Total:                                            839             144,019,367.62                        100.00
  Min: 525
  Max: 804
  Weighted Average: 638


9.   Remaining Term to Maturity (Months)

                                                                                                          % of
  Remaining Term to Maturity                                        Principal                             Principal
  (Months)                                          Count           Balance                               Balance
  289 - 300                                         1               119,892.34                            0.08
  325 - 336                                         2               230,312.12                            0.16
  337 - 348                                         7               960,283.13                            0.67
  349 - 360                                         829             142,708,880.03                        99.09
  Total:                                            839             144,019,367.62                        100.00
  Min: 299
  Max: 360
  Weighted Average: 358

10.  Seasoning (Months)

                                                                                                          % of
                                                                    Principal                             Principal
  Seasoning (Months)                                Count           Balance                               Balance
  0                                                 59              11,184,539.84                         7.77
  1 - 12                                            773             131,876,529.82                        91.57
  13 - 24                                           5               727,985.84                            0.51
  25 - 36                                           2               230,312.12                            0.16
  Total:                                            839             144,019,367.62                        100.00
  Min: 0
  Max: 26
  Weighted Average: 2

11.  Documentation Type

                                                                                                          % of
                                                                    Principal                             Principal
  Documentation Type                                Count           Balance                               Balance
  Full Documentation                                662             110,087,632.98                        76.44
  Stated Income                                     130             23,174,138.96                         16.09
  Alt Documentation                                 33              7,173,529.30                          4.98
  Lite Documentation                                14              3,584,066.38                          2.49
  Total:                                            839             144,019,367.62                        100.00


12.  Occupancy Type

                                                                                                          % of
                                                                    Principal                             Principal
  Occupancy Type                                    Count           Balance                               Balance
  Primary                                           751             128,859,302.50                        89.47
  Non-Owner Occupied                                65              10,417,859.47                         7.23
  Second Home                                       23              4,742,205.65                          3.29
  Total:                                            839             144,019,367.62                        100.00


13.  Loan Purpose

                                                                                                          % of
                                                                    Principal                             Principal
  Loan Purpose                                      Count           Balance                               Balance
  Cashout Refinance                                 501             87,739,436.45                         60.92
  Purchase                                          227             38,369,118.62                         26.64
  Rate/Term Refinance                               111             17,910,812.55                         12.44
  Total:                                            839             144,019,367.62                        100.00

14.  Property Type

                                                                                                          % of
                                                                    Principal                             Principal
  Property Type                                     Count           Balance                               Balance
  Single Family Detached                            695             115,327,788.44                        80.08
  Condominium                                       68              11,868,017.05                         8.24
  2-4 Family                                        56              11,830,344.20                         8.21
  Multi-Family                                      14              3,780,530.91                          2.63
  Townhouse                                         5               804,369.82                            0.56
  Row Home                                          1               408,317.20                            0.28
  Total:                                            839             144,019,367.62                        100.00


15.  Loan Grade

                                                                                                          % of
                                                                    Principal                             Principal
  Loan Grade                                        Count           Balance                               Balance
  A                                                 676             119,431,544.29                        82.93
  B                                                 81              13,125,179.78                         9.11
  C                                                 82              11,462,643.55                         7.96
  Total:                                            839             144,019,367.62                        100.00


16.  Prepayment Penalty Term (Months)

                                                                                                          % of
                                                                    Principal                             Principal
  Prepayment Penalty Term (Months)                  Count           Balance                               Balance
  0                                                 248             43,129,621.39                         29.95
  12                                                36              7,793,992.55                          5.41
  24                                                382             66,142,047.94                         45.93
  36                                                154             23,957,291.88                         16.63
  60                                                19              2,996,413.86                          2.08
  Total:                                            839             144,019,367.62                        100.00
  Loans with Penalty: 70.05

17.  Geographic Distribution

                                                                                                          % of
                                                                    Principal                             Principal
  Geographic Distribution                           Count           Balance                               Balance
  California                                        78              18,397,128.68                         12.77
  Illinois                                          91              16,864,955.51                         11.71
  New Jersey                                        58              13,306,560.25                         9.24
  Michigan                                          72              9,908,319.02                          6.88
  New York                                          34              9,290,102.35                          6.45
  Wisconsin                                         54              8,047,168.02                          5.59
  North Carolina                                    45              6,936,357.93                          4.82
  Ohio                                              45              5,870,713.94                          4.08
  Florida                                           22              4,037,485.50                          2.80
  Minnesota                                         22              3,789,188.80                          2.63
  Maryland                                          22              3,702,669.33                          2.57
  Virginia                                          19              3,540,614.54                          2.46
  Massachusetts                                     11              3,402,579.77                          2.36
  Arizona                                           26              3,204,029.77                          2.22
  Pennsylvania                                      33              3,121,053.14                          2.17
  Connecticut                                       14              3,014,374.51                          2.09
  Georgia                                           18              2,934,030.15                          2.04
  South Dakota                                      28              2,902,008.24                          2.02
  Missouri                                          20              2,474,388.03                          1.72
  Indiana                                           20              2,435,774.91                          1.69
  Nevada                                            10              2,341,087.47                          1.63
  Colorado                                          10              2,249,434.16                          1.56
  Rhode Island                                      8               1,793,487.76                          1.25
  Kansas                                            13              1,472,752.33                          1.02
  Washington                                        7               1,309,172.72                          0.91
  South Carolina                                    11              1,267,337.63                          0.88
  Tennessee                                         9               924,793.60                            0.64
  North Dakota                                      5               741,870.00                            0.52
  Idaho                                             5               730,573.49                            0.51
  Delaware                                          4               716,735.45                            0.50
  Montana                                           5               656,294.00                            0.46
  Oregon                                            4               632,837.44                            0.44
  New Hampshire                                     2               453,506.02                            0.31
  New Mexico                                        4               436,306.67                            0.30
  Kentucky                                          4               387,614.87                            0.27
  Maine                                             1               224,417.81                            0.16
  Utah                                              1               131,886.35                            0.09
  Iowa                                              1               117,702.31                            0.08
  Oklahoma                                          1               114,656.12                            0.08
  Nebraska                                          1               87,934.82                             0.06
  Wyoming                                           1               49,464.21                             0.03
  Total:                                            839             144,019,367.62                        100.00
  Top Zip Code: 8260(2.44%)
  Number of States: 41


18.  ARM Loan Type

                                                                                                          % of
                                                                    Principal                             Principal
  ARM Loan Type                                     Count           Balance                               Balance
  ARM 2/28                                          707             120,729,373.24                        83.83
  ARM 3/27                                          132             23,289,994.38                         16.17
  Total:                                            839             144,019,367.62                        100.00

19.  Margin (%) - (ARM Only)

                                                                                                          % of
                                                                    Principal                             Principal
  Margin (%) - (ARM Only)                           Count           Balance                               Balance
  4.501 - 5.000                                     9               2,021,746.65                          1.40
  5.001 - 5.500                                     26              5,736,948.36                          3.98
  5.501 - 6.000                                     64              13,351,190.66                         9.27
  6.001 - 6.500                                     496             83,123,600.51                         57.72
  6.501 - 7.000                                     94              15,493,557.72                         10.76
  7.001 - 7.500                                     76              13,235,462.42                         9.19
  7.501 - 8.000                                     53              8,153,444.88                          5.66
  8.001 - 8.500                                     12              1,643,588.96                          1.14
  8.501 - 9.000                                     7               1,063,099.01                          0.74
  9.001 - 9.500                                     1               101,265.70                            0.07
  9.501 - 10.000                                    1               95,462.75                             0.07
  Total:                                            839             144,019,367.62                        100.00
  Min: 4.600
  Max: 10.000
  Weighted Average: 6.580


20.  Maximum Mortgage Rate (%) (ARM Only)

                                                                                                          % of
  Maximum Mortgage Rate (%)                                         Principal                             Principal
  (ARM Only)                                        Count           Balance                               Balance
  10.001 - 10.500                                   1               245,121.23                            0.17
  10.501 - 11.000                                   6               1,696,591.62                          1.18
  11.001 - 11.500                                   27              6,545,331.26                          4.54
  11.501 - 12.000                                   87              18,190,127.10                         12.63
  12.001 - 12.500                                   144             27,430,861.28                         19.05
  12.501 - 13.000                                   195             32,372,177.54                         22.48
  13.001 - 13.500                                   136             20,832,175.80                         14.46
  13.501 - 14.000                                   120             18,554,037.27                         12.88
  14.001 - 14.500                                   43              5,269,727.42                          3.66
  14.501 - 15.000                                   36              4,497,337.82                          3.12
  15.001 - 15.500                                   10              1,401,903.05                          0.97
  15.501 - 16.000                                   11              1,582,291.50                          1.10
  16.001 - 16.500                                   8               2,290,329.45                          1.59
  16.501 - 17.000                                   9               1,698,882.85                          1.18
  17.001 - 17.500                                   1               299,777.36                            0.21
  17.501 - 18.000                                   4               815,695.07                            0.57
  18.501 - 19.000                                   1               297,000.00                            0.21
  Total:                                            839             144,019,367.62                        100.00
  Min: 10.430
  Max: 18.990
  Weighted Average: 13.010

21.  Minimum Mortgage Rate (%) (ARM Only)

                                                                                                          % of
  Minimum Mortgage Rate (%)                                         Principal                             Principal
  (ARM Only)                                        Count           Balance                               Balance
  4.001 - 4.500                                     1               245,121.23                            0.17
  4.501 - 5.000                                     8               1,673,918.30                          1.16
  5.001 - 5.500                                     26              6,225,134.93                          4.32
  5.501 - 6.000                                     90              18,788,992.49                         13.05
  6.001 - 6.500                                     165             32,197,732.42                         22.36
  6.501 - 7.000                                     207             34,456,842.19                         23.93
  7.001 - 7.500                                     150             23,981,106.41                         16.65
  7.501 - 8.000                                     116             17,834,648.87                         12.38
  8.001 - 8.500                                     37              4,495,903.74                          3.12
  8.501 - 9.000                                     31              3,553,240.92                          2.47
  9.001 - 9.500                                     5               392,956.18                            0.27
  9.501 - 10.000                                    3               173,769.94                            0.12
  Total:                                            839             144,019,367.62                        100.00
  Min: 4.430
  Max: 9.990
  Weighted Average: 6.780

22.  Initial Rate Cap (%) (ARM Only)

                                                                                                          % of
  Initial Rate Cap (%)                                              Principal                             Principal
  (ARM Only)                                        Count           Balance                               Balance
  1.000                                             1               68,000.00                             0.05
  1.500                                             3               838,161.52                            0.58
  2.000                                             2               306,023.53                            0.21
  3.000                                             833             142,807,182.57                        99.16
  Total:                                            839             144,019,367.62                        100.00
  Min: 1.000
  Max: 3.000
  Weighted Average: 2.988

23.  Subsequent Rate Cap (%) (ARM Only)

                                                                                                          % of
  Subsequent Rate Cap (%)                                           Principal                             Principal
  (ARM Only)                                        Count           Balance                               Balance
  1.000                                             410             73,931,296.29                         51.33
  1.300                                             2               295,800.00                            0.21
  1.500                                             425             69,395,685.75                         48.18
  2.000                                             1               78,223.53                             0.05
  3.000                                             1               318,362.05                            0.22
  Total:                                            839             144,019,367.62                        100.00
  Min: 1.000
  Max: 3.000
  Weighted Average: 1.247


24.  Months to Next Interest Adjustment (ARM Only)

                                                                                                          % of
  Months to Next Interest Adjustment                                Principal                             Principal
  (ARM Only)                                        Count           Balance                               Balance
  1 - 12                                            9               1,190,595.25                          0.83
  13 - 24                                           699             119,617,001.52                        83.06
  25 - 36                                           131             23,211,770.85                         16.12
  Total:                                            839             144,019,367.62                        100.00
  Min: 2
  Max: 36
  Weighted Average: 24


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Equity One 2004-4 Preliminary Tape
Price/Yield - AF1
Balance                    $255,202,000.00
Coupon                     Libor+0.25%
Settle                     9/29/2004

Static Libor Scenario

                        WAL                2.91             2.05            1.59            1.30             1.11
                   Mod Durn                2.82             2.01            1.56            1.28             1.10
              Mod Convexity               0.129            0.066           0.041           0.028            0.021
           Principal Window              1 - 91           1 - 61          1 - 46          1 - 33           1 - 27

                  LIBOR_1MO                1.60             1.60            1.60            1.60             1.60
                  LIBOR_6MO             1.92125          1.92125         1.92125         1.92125          1.92125
                 Prepay (1)              10 HEP           15 HEP          20 HEP          25 HEP           30 HEP
                 Prepay (2)              14 CPR           21 CPR          28 CPR          35 CPR           42 CPR
                 Prepay (3)              14 CPR           21 CPR          28 CPR          35 CPR           42 CPR
                    Default               0 CDR            0 CDR           0 CDR           0 CDR            0 CDR
        Optional Redemption            Call (Y)         Call (Y)        Call (Y)        Call (Y)         Call (Y)


Forward Libor Scenario

                        WAL                2.91             2.05            1.59            1.30             1.11
                   Mod Durn                2.73             1.97            1.55            1.27             1.09
              Mod Convexity               0.122            0.064           0.040           0.027            0.021
           Principal Window              1 - 91           1 - 61          1 - 45          1 - 33           1 - 27

                  LIBOR_1MO      1.619197 . . .   1.619197 . . .  1.619197 . . .  1.619197 . . .   1.619197 . . .
                  LIBOR_6MO      1.967938 . . .   1.967938 . . .  1.967938 . . .  1.967938 . . .   1.967938 . . .
                 Prepay (1)              10 HEP           15 HEP          20 HEP          25 HEP           30 HEP
                 Prepay (2)              14 CPR           21 CPR          28 CPR          35 CPR           42 CPR
                 Prepay (3)              14 CPR           21 CPR          28 CPR          35 CPR           42 CPR
                    Default               0 CDR            0 CDR           0 CDR           0 CDR            0 CDR
        Optional Redemption            Call (Y)         Call (Y)        Call (Y)        Call (Y)         Call (Y)

Disclaimer
----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Equity One 2004-4 Preliminary Tape
NWAC Schedule

                       Forward Libor                    LIBOR = 20%
                       NWAC          Effective NWAC   NWAC        Effective NWAC
        29-Sep-04
  1     25-Oct-04    7.0014%            7.0014%        7.0014%          12.9176%
  2     25-Nov-04    5.8721%            5.8721%        5.8721%          11.8597%
  3     25-Dec-04    6.0678%            6.0678%        6.0678%          12.1455%
  4     25-Jan-05    5.8720%            5.8720%        5.8720%          12.0632%
  5     25-Feb-05    5.8720%            5.8720%        5.8720%          12.2024%
  6     25-Mar-05    6.5011%            6.5011%        6.5011%          12.9993%
  7     25-Apr-05    5.8719%            5.8719%        5.8719%          12.5703%
  8     25-May-05    6.0677%            6.0677%        6.0677%          13.0030%
  9     25-Jun-05    5.8719%            5.8719%        5.8719%          13.0868%
 10     25-Jul-05    6.0677%            6.0677%        6.0677%          13.5797%
 11     25-Aug-05    5.8719%            5.8719%        5.8719%          13.7004%
 12     25-Sep-05    5.8719%            5.8719%        5.8719%          14.0000%
 13     25-Oct-05    6.0677%            6.0677%        6.0677%          14.0000%
 14     25-Nov-05    5.8719%            5.8719%        5.8719%          14.0000%
 15     25-Dec-05    6.0677%            6.0677%        6.0677%          14.0000%
 16     25-Jan-06    5.8719%            5.8719%        5.8719%          14.0000%
 17     25-Feb-06    5.8719%            5.8719%        5.8719%          14.0000%
 18     25-Mar-06    6.5011%            6.5011%        6.5011%          14.0000%
 19     25-Apr-06    5.8719%            5.8719%        5.8719%          14.0000%
 20     25-May-06    6.0677%            6.0782%        6.0677%          14.0000%
 21     25-Jun-06    5.8719%            5.8719%        5.8719%          14.0000%
 22     25-Jul-06    6.0677%            6.0756%        6.0677%          14.0000%
 23     25-Aug-06    5.8719%            5.9208%        5.8719%          14.0000%
 24     25-Sep-06    5.8719%            5.9291%        5.8719%          14.0000%
 25     25-Oct-06    6.0677%            6.1532%        6.0677%          14.0000%
 26     25-Nov-06    5.8719%            5.9979%        5.8719%          14.0000%
 27     25-Dec-06    6.0677%            6.2051%        6.0677%          14.0000%
 28     25-Jan-07    5.8719%            6.1626%        5.8719%          14.0000%
 29     25-Feb-07    5.8719%            6.0556%        5.8719%          14.0000%
 30     25-Mar-07    6.5011%            6.7571%        6.5011%          14.0000%
 31     25-Apr-07    5.8719%            6.1743%        5.8719%          14.0000%
 32     25-May-07    6.0677%            6.5019%        6.0677%          14.0000%
 33     25-Jun-07    5.8719%            6.3343%        5.8719%          14.0000%
 34     25-Jul-07    6.0677%            6.6862%        6.0677%          14.0000%
 35     25-Aug-07    5.8719%            6.3677%        5.8719%          14.0000%
 36     25-Sep-07    5.8719%            6.4404%        5.8719%          14.0000%
 37     25-Oct-07    6.0677%            6.6672%        6.0677%          14.0000%
 38     25-Nov-07    5.8719%            6.5711%        5.8719%          14.0000%
 39     25-Dec-07    6.0677%            6.7627%        6.0677%          14.0000%
 40     25-Jan-08    5.8719%            6.7042%        5.8719%          14.0000%
 41     25-Feb-08    5.8719%            6.5521%        5.8719%          14.0000%
 42     25-Mar-08    6.2769%            7.0212%        6.2769%          14.0000%
 43     25-Apr-08    5.8719%            6.7542%        5.8719%          14.0000%
 44     25-May-08    6.0677%            6.8306%        6.0677%          14.0000%
 45     25-Jun-08    5.8719%            6.7330%

Disclaimer
----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.